UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2008

ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On September 2, 2008, the Company issued a press release announcing that it will participate in the Sidoti & Company, LLC Seventh Annual West Coast Emerging Growth Institutional Investor Forum, to be held Monday, September 8, 2008, at the Ritz-Carlton Hotel, in San Francisco, CA. The Company has furnished with this Form 8-K as Exhibit 99.1 a press release of this announcement.

Harry Cynkus, Chief Financial Officer and Treasurer will make a presentation on Monday, September 8, 2008 at 2:35 p.m. EDT. The presentation will provide a corporate overview, highlight the services Rollins provides and discuss the most recent published financial results.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated September 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: September 4, 2008	By:	/s/ Harry J. Cynkus
	Name:	Harry J. Cynkus
	Title:	Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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